UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 11, 2020

INNERWORKINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-52170	20-5997364
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

203 North LaSalle Street, Suite 1800, Chicago, Illinois 60601

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 642-3700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	INWK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Litigation Related to the Merger.

As previously disclosed, on July 15, 2020, InnerWorkings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, by and among HH Global Group Limited, a company registered in England and Wales (“Parent”), HH Global Finance Limited, a company registered in England and Wales (“HH Finance”) and Project Idaho Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Sub”), and the Company (as amended from time to time, the “Merger Agreement”). The Merger Agreement provides for, among other things, Sub to merge with and into the Company, causing the Company to become a wholly owned subsidiary of Parent (the “Merger”).

Lawsuits relating to the merger were filed on August 14, 2020 in the United States District Court for the Southern District of New York, August 17, 2020 in the Supreme Court of the State of New York, August 20, 2020 in the United States District Court for the Eastern District of New York and in the United States District Court for the District of Delaware, August 25, 2020 in the United States District Court for the District of Delaware, August 26, 2020 in the United States District Court for the Southern District of New York and September 4, 2020 in the United States District Court for the Southern District of New York. The lawsuits, filed by purported stockholders of the Company, are captioned Bollur v. InnerWorkings, Inc., et. al., No. 1:20-cv-06452, filed as an individual action (the “Bollur Lawsuit”), Khan v. InnerWorkings, Inc., et. al., No. 653867/2020, filed as a putative class action on behalf of the stockholders of the Company (the “Khan Lawsuit”), Lee v. InnerWorkings, Inc., et. al., No. 1:20-cv-03812, filed as an individual action (the “Lee Lawsuit”), Stein v. InnerWorkings, Inc., et. al., No. 1:20-cv-01095-UNA, filed as an individual action (the “Stein Lawsuit”), Franchi v. InnerWorkings, Inc., et. al., No. 1:20-cv-01114-UNA, filed as a putative class action on behalf of the stockholders of the Company (the “Franchi Lawsuit”), Hinden v. InnerWorkings, Inc., et. al., No. 1:20-cv-06892, filed as an individual action (the “Hinden Lawsuit”) and Altamirano v. InnerWorkings, Inc., et. al., No. 1:20-cv-07268, filed as an individual action (the “Altamirano Lawsuit”). The Bollur, Lee, Stein, Franchi, Hinden and Altamirano Lawsuits allege that the preliminary proxy statement filed on August 10, 2020 (or, in the case of the Franchi, Hinden and Altamirano Lawsuits, the definitive proxy statement filed on August 21, 2020), relating to the transactions contemplated by the merger agreement, omitted material information in violation of Sections 14(a) and 20(a) of the Exchange Act and certain rules promulgated thereunder. The Khan Lawsuit alleges, among other things, that the Company’s directors breached their fiduciary duties in connection with the merger. The lawsuits name as defendants the Company and its directors and seek, among other relief, injunctive relief. There can be no assurance regarding the ultimate outcome of these lawsuits.

The Company believes that the claims asserted by the plaintiffs are without merit. However, in order to moot the plaintiffs’ unmeritorious disclosure claims, alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to its stockholders, the Company has determined to voluntarily supplement the definitive proxy statement filed on August 21, 2020 (the “Definitive Proxy Statement”) as described in this Current Report on Form 8-K; plaintiffs agree that the supplemental disclosures moot their claims and have agreed to withdraw their complaints and demands, respectively, upon the filing of this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations by the plaintiffs that any additional disclosure was or is required.

Supplemental Disclosures.

The following disclosures supplement the disclosures contained in the Definitive Proxy Statement and should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All page references are to pages in the Definitive Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

The fourth and fifth sentences of the fourth full paragraph on page 37 under the header “Background of the Merger” of the Definitive Proxy Statement are hereby amended and restated as follows:

In addition, each of the confidentiality agreements (other than the agreement with Party C) prohibited the counterparty from requesting that the Company (or the Board or the Company’s representatives) amend, waive, grant any consent or otherwise not enforce any provision of the standstill provision. However, each confidentiality agreement (including the confidentiality agreement with Party C) permitted the counterparty to make unsolicited private proposals to the Board from and after the time the Company entered into a definitive agreement to engage in a change of control transaction.

The third and fourth sentences of the paragraph under the subheader “Discounted Cash Flow Analysis” on page 57 of the Definitive Proxy Statement are hereby amended and restated as follows:

Citi calculated implied terminal values for the Company by applying to the Company’s terminal year unlevered, after-tax free cash flow a selected range of perpetuity growth rates of 3.0% to 4.0%, which range was selected based on Citi’s professional judgment and taking into account, among other things, Company management forecasts and the long-term expected growth potential for the geographic markets in which the Company operates. The present values (as of June 30, 2020) of the cash flows and terminal values were then calculated using both a selected range of discount rates of 13.0% to 15.2% derived from a weighted average cost of capital calculation taking into account, among other things, the Company’s pre-global COVID-19 pandemic market capitalization (approximately $200 million as of February 19, 2020) and, as a sensitivity reflective of the potential for a higher cost of capital for the Company ~~given~~ taking into account the Company’s lower market capitalization (approximately $70 million as of July 14, 2020) following the onset of the global COVID-19 pandemic, a selected range of discount rates of 15.7% to 18.8%.

The first sentence of the third paragraph under the subheader “Selected Precedent Transactions Analysis” on page 57 of the Definitive Proxy Statement is hereby amended and restated as follows:

The low and high LTM adjusted EBITDA multiples observed for the selected precedent transactions were 4.6x and 5.4x. Citi applied the range of LTM adjusted EBITDA multiples derived from the selected precedent transactions of 4.6x to 5.4x both to the Company’s LTM estimated adjusted EBITDA (as of June 30, 2020) and, as a sensitivity given, based on Company management forecasts, the continued impact on the Company of the global COVID-19 pandemic, to the Company’s next 12 months estimated adjusted EBITDA (for the period ending June 30, 2021).

The third bullet point under the header “Certain Additional Information” on page 58 of the Definitive Proxy Statement is hereby amended and restated as follows:

•

enterprise values as a multiple of calendar year 2021 estimated adjusted EBITDA, and closing stock prices (as of July 14, 2020) as a multiple, to the extent meaningful, of calendar year 2021 estimated earnings as adjusted for certain non-recurring items, as applicable (referred to as adjusted earnings), of six selected companies in the print and business process outsourcing industry consisting of Avery Dennison Corporation, CCL Industries Inc., Cimpress plc, Deluxe Corporation, Matthews International Corporation and R.R. Donnelley & Sons Company (referred to as the selected print/BPO companies) and four selected companies in the marketing services industry consisting of The Interpublic Group of Companies, Inc., Omnicom Group Inc., Publicis Groupe and WPP plc (referred to as the selected marketing services companies), based on publicly available research analysts’ estimates; applying the overall low to high selected range of calendar year 2021 estimated adjusted EBITDA multiples derived from the selected print/BPO companies and selected marketing services companies of 4.7x to 11.8x and 4.4x to 7.5x, respectively, to corresponding data of the Company based on Company management forecasts indicated approximate implied equity value reference ranges for the Company of $3.05 to $10.05 per share and $2.75 to $5.90 per share, respectively, and applying the overall low to high selected range of calendar year 2021 estimated adjusted earnings multiples derived from the selected print/BPO companies and selected marketing services companies of 4.4x to 17.6x and 6.3x to 10.5x, respectively, to corresponding data of the Company based on Company management forecasts indicated approximate implied equity value reference ranges for the Company of $0.70 to $2.80 per share and $1.00 to $1.70 per share, respectively.

The first sentence of the second paragraph under the header “Miscellaneous” on page 58 of the Definitive Proxy Statement is hereby amended and restated as follows:

As the Board was aware, Citi and its affiliates in the past have provided and in the future may provide investment banking, commercial banking and other similar financial services to the Company unrelated to the proposed merger, including, during the approximately two-year period prior to the date of Citi’s opinion, having provided financial advisory services in respect of certain potential transactions that were not consummated (and, accordingly, for which fees were not received).

The table titled “Financial Projections Summary(1)” on page 61 within the “Financial Projections” section of the Definitive Proxy Statement is hereby supplemented by adding the following disclosure as the final rows:

Non-GAAP income before taxes(3)	$(4,649)	$13,965	$40,940	$46,264	$54,139
Non-GAAP income after cash taxes(4)	$(9,685)	$8,965	$34,440	$38,264	$45,139

(3)	Excludes non-cash non-recurring items, including goodwill impairment expense.

(4)	Excludes non-cash non-recurring items, including goodwill impairment expense, and reflects taxes projected to be payable in cash for the period.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company or the solicitation of any vote or approval. This communication is being made in respect of the proposed Merger, among other things. The proposed Merger is being submitted to the stockholders of the Company for their consideration. In connection therewith, the Company has filed relevant materials with the SEC, including the Definitive Proxy Statement, regarding the proposed Merger, which has been mailed to the stockholders of the Company. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the Definitive Proxy Statement regarding the proposed Merger, any amendments or supplements thereto and other documents containing important information about the Company through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company are available free of charge on the Company’s website at www.inwk.com under the heading “SEC Filings” in the “Investor Relations” portion of the Company’s website.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of Company management and Company employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed Merger. Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 28, 2020, its annual report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 17, 2020, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation of the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Definitive Proxy Statement regarding the proposed Merger and may be contained in other relevant materials filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNERWORKINGS, INC.

September 11, 2020	By:	/s/ Oren B. Azar
	Name:	Oren B. Azar
	Title:	Executive Vice President, General Counsel and Corporate Secretary